UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21770
SunAmerica Focused Alpha Growth Fund, Inc.

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ	07311

(Address of principal executive offices)	(Zip code)
John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(201) 324-6414

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders

SEMI-ANNUAL REPORT 2011

SUNAMERICA

Focused Alpha Growth Fund (FGF)

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

Ronald Baron

BARON

SunAmerica
Mutual Funds

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent quarterly dividend distribution paid on July 6, 2011, the fixed amount of the quarterly dividend distribution was $0.05 per share. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. Investors should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

The Fund is also subject to investment and market risk. An economic downturn could have a material adverse effect on its investments and could result in the Fund not achieving its investment or distribution objectives, which may affect the distribution. Please refer to the prospectus for a fuller description of the Fund’s risks.

June 30, 2011	SEMI-ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SunAmerica Focused Alpha Growth Fund (FGF)

             Table of Contents

SHAREHOLDERS’ LETTER	1

STATEMENT OF ASSETS AND LIABILITIES	3

STATEMENT OF OPERATIONS	4

STATEMENT OF CHANGES IN NET ASSETS	5

FINANCIAL HIGHLIGHTS	6

PORTFOLIO OF INVESTMENTS	7

NOTES TO FINANCIAL STATEMENTS	9

APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS	15

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	19

RESULTS OF ANNUAL SHAREHOLDER MEETING	20

June 30, 2011	SEMI-ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the SunAmerica Focused Alpha Growth Fund (the “Fund”) covering a six-month period that was characterized by rather high volatility and significant fluctuation in investor sentiment but that overall saw U.S. equities continue their positive momentum from 2010 and the Fund outperform its benchmark index on a relative basis.

For the six months ended June 30, 2011, the Fund’s total return based on net asset value (NAV) was 11.29%. The Fund’s benchmark, the Russell 3000® Growth Index1, returned 6.98% during the same period. The Fund’s total return based on market price was 18.99% during the semi-annual period. As of June 30, 2011, the Fund’s NAV was $21.65, and its market price was $20.77.

Most of the gains generated by the U.S. equity market during the semi-annual period can be attributed to the first quarter of 2011 when improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. Federal Reserve Board (the “Fed”) purchases of U.S. Treasury securities, which commenced in the fourth quarter of 2010, injected liquidity into the economy and reassured investors that monetary policy would remain favorable, at least in the short term. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks resulting from Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., U.S. equities rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity market experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the semi-annual period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Also, concerns about Greece’s debt crisis re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Fed’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and man-made disasters worked their way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. equity market lost ground. Toward the very end of June, U.S. equities overall recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all capitalization segments of the U.S. equity market advanced during the semi-annual period. Mid-cap stocks, as measured by the Russell Midcap® Index2, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index2 and the Russell 2000® Index2, respectively, which performed nearly in line with each other. Growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. Within the Russell 3000® Growth Index, all sectors increased on an absolute basis. The best performing sectors in the Russell 3000® Growth Index on a relative basis were utilities, energy, health care and consumer staples. The weakest performing sectors were telecommunication services, materials, information technology and financials.

As you know, the Fund brings together two well-known equity managers, blending large and small/mid-cap growth investing. Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”) each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities.

On July 27, 2011, the Fund announced that its Board of Directors had formally approved a proposal to reorganize the Fund into a new open-end fund, subject to approval by shareholders (the “Reorganization”). It is anticipated that this new open-end fund will be managed by SunAmerica Asset Management Corp. and subadvised by the current subadvisers of the Fund. If approved by shareholders, the Reorganization is expected to close in January 2012. Please see the Notes to the Financial Statements included in this report for additional information regarding the proposed Reorganization.

Clearly, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

Shareholders’ Letter — (unaudited) — (continued)

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results

[1]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

[2]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not managed and an investor cannot invest directly into an index.

Investors should carefully consider the SunAmerica Focused Alpha Growth Fund’s investment objectives, strategies, risks, charges and expenses before investing. The Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure involves special risks. An investment in this Fund should be considered speculative. There is no assurance that the Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Small and Medium Capitalization Company Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk and Portfolio Turnover Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — June 30, 2011 — (unaudited)

ASSETS:
Investments at value (unaffiliated)*	$309,197,017
Cash	1,173
Receivable for:
Dividends and interest	438,277
Prepaid expenses and other assets	6,279

Total assets	309,642,746

LIABILITIES:
Payable for:
Investment advisory and management fees	244,205
Administration fees	9,768
Directors’ fees and expenses	5,155
Other accrued expenses	905,804

Total liabilities	1,164,932

Net Assets	$308,477,814

NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares authorized)	$14,249
Additional paid-in capital	228,873,031

228,887,280
Accumulated undistributed net investment income (loss)	(2,625,135)
Accumulated undistributed net realized gain (loss) on investments	766,481
Unrealized appreciation (depreciation) on investments	81,449,188

Net Assets	$308,477,814

NET ASSET VALUE:
Net assets	$308,477,814
Shares outstanding	14,248,665
Net asset value per share	$21.65

*Cost
Investments (unaffiliated)	$227,747,829

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF OPERATIONS — For the six months ended June 30, 2011 — (unaudited)

INVESTMENT INCOME:
Dividends (unaffiliated)	$705,621
Interest (unaffiliated)	593

Total investment income	706,214

EXPENSES:
Investment advisory and management fees	1,493,689
Administration fees	59,747
Transfer agent fees and expenses	11,564
Custodian and accounting fees	45,720
Reports to shareholders	70,968
Audit and tax fees	19,722
Legal fees	76,389
Directors’ fees and expenses	32,749
Other expenses	98,213

Total expenses before custody credits	1,908,761
Custody credits earned on cash balances	(8)
Fees paid indirectly (Note 4)	(2,270)

Net expenses	1,906,483

Net investment income (loss)	(1,200,269)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)	47,252,809
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(14,659,562)

Net realized and unrealized gain (loss) on investments	32,593,247

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,392,978

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the six
	months ended	For the year
	June 30, 2011	ended
	(unaudited)	December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,200,269)	$193,175
Net realized gain (loss) on investments	47,252,809	60,230,486
Net unrealized gain (loss) on investments	(14,659,562)	26,986,131

Net increase (decrease) in net assets resulting from operations	31,392,978	87,409,792

Distributions to shareholders from:
Net investment income	— *	(193,175)
Net realized gain on investments	(1,424,866)*	(3,572,544)#
Return of capital	— *	—

Total distributions to shareholders	(1,424,866)	(3,765,719)

Capital share transactions:
Cost of 0 and 6,106,571 shares purchased through a tender offer (Note 8)(1)	—	(109,887,787)

Total increase (decrease) in net assets	29,968,112	(26,243,714)
NET ASSETS:
Beginning of period	278,509,702	304,753,416

End of period†	$308,477,814	$278,509,702

† Includes accumulated undistributed net investment income (loss)	$(2,625,135)	$—

*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2011 and are subject to change and recharacterization at fiscal year end. It is currently estimated that a portion of the estimated distributions may not exceed the Fund’s current and accumulated earnings and profits for tax purposes and, therefore, may be taxable as ordinary income. In addition, it is also currently estimated that a portion of the estimated distributions are in excess of the amount required to be distributed under the Internal Revenue Code of 1986, as amended (see Note 2).

#	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

(1)	Includes expenses associated with the in-kind tender offer.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the six
	months ended		For the		For the	For the	For the	For the
	June 30, 2010		year ended		year ended	year ended	year ended	year ended
	(unaudited)		December 31, 2010		December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006
Net Asset Value, Beginning of Period	$19.55		$14.97		$11.48	$21.04	$21.68	$19.59
Investment Operations:
Net investment income (loss)@	(0.08)		0.01		(0.02)	(0.05)	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.28		4.65		3.86	(8.26)	2.66	3.28

Total from investment operations	2.20		4.66		3.84	(8.31)	2.67	3.29

Distributions From:
Net investment income	—	*	(0.01)		—	—	(0.01)	(0.01)
Net realized gains on investments	(0.10	)*(5)	(0.19	)(4)	—	—	(2.53)	(0.62)
Return of capital	—	*	—		(0.35)	(1.25)	(0.77)	(0.57)

Total distributions	(0.10)		(0.20)		(0.35)	(1.25)	(3.31)	(1.20)
Capital Share Transactions:
NAV accretion resulting from shares tendered	—		0.12	(6)	—	—	—	—

Net Asset Value, End of Period	$21.65		$19.55		$14.97	$11.48	$21.04	$21.68

Net Asset Value Total Return(1)#	11.29%		32.19%		34.50%	(41.07)%	12.67%	17.37%
Market Value, End of Period	$20.77		$17.54		$13.71	$9.55	$18.92	$19.74
Market Value Total Return(2)#	18.99%		29.61%		48.35%	(44.75)%	13.20%	23.65%
Ratios/Supplemental Data:
Net Assets, end of period ($000’s)	$308,478		$278,510		$304,753	$233,635	$428,277	$441,335
Ratio of expenses to average net assets(3)	1.29	%(7)	1.25%		1.22%	1.17%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets(3)	(0.81	)%(7)	0.06%		(0.14)%	(0.29)%	0.03%	0.04%
Portfolio turnover rate	35%		70%		72%	89%	51%	55%

@	Calculated based upon average shares outstanding
#	Total return is not annualized.
*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2011 and are subject to change and recharacterization at fiscal year end.
(1)	Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4)	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).
(5)	It is currently estimated that a portion of the estimated distributions may not exceed the Fund’s current and accumulated earnings and profits for tax purposes and, therefore, may be taxable as ordinary income. In addition, it is also currently estimated that a portion of the estimated distributions are in excess of the amount required to be distributed under the Internal Revenue Code of 1986, as amended (see Note 2).
(6)	See Note 8.
(7)	Annualized

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO PROFILE — June 30, 2011 — (unaudited)

Industry Allocation*
Time Deposit	10.3%
Engines-Internal Combustion	6.4
Oil-Field Services	6.3
Retail-Restaurants	6.0
Computers	6.0
Enterprise Software/Service	5.7
Auction Houses/Art Dealers	5.3
Web Portals/ISP	5.0
Casino Hotels	4.8
E-Commerce/Services	4.5
Commercial Services-Finance	3.6
Electric-Transmission	3.5
Retail-Sporting Goods	3.1
Medical Instruments	2.8
Metal-Diversified	2.8
Soap & Cleaning Preparation	2.6
Distribution/Wholesale	2.2
Hotels/Motels	2.1
Applications Software	2.1
Transport-Services	2.0
Oil Companies-Exploration & Production	2.0
Apparel Manufacturers	2.0
Schools	1.7
Insurance-Property/Casualty	1.6
Diagnostic Kits	1.5
Decision Support Software	1.4
Multimedia	1.3
Medical-Hospitals	0.8
Investment Management/Advisor Services	0.8

100.2%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS — June 30, 2011 — (unaudited)

		Value
Security Description	Shares	(Note 2)

COMMON STOCK — 89.9%
Apparel Manufacturers — 2.0%
Under Armour, Inc., Class A†	78,000	$6,030,180

Applications Software — 2.1%
Salesforce.com, Inc.†	42,715	6,363,681

Auction House/Art Dealers — 5.3%
Sotheby’s	374,410	16,286,835

Casino Hotels — 4.8%
Wynn Resorts, Ltd.	102,605	14,727,922

Commercial Services-Finance — 3.6%
Morningstar, Inc.	74,483	4,527,077
Verisk Analytics, Inc., Class A†	187,182	6,480,241

		11,007,318

Computers — 6.0%
Apple, Inc.†	55,547	18,645,461

Decision Support Software — 1.4%
MSCI, Inc., Class A†	113,301	4,269,182

Diagnostic Kits — 1.5%
IDEXX Laboratories, Inc.†	61,413	4,763,192

Distribution/Wholesale — 2.2%
Fastenal Co.	189,382	6,815,858

E-Commerce/Services — 4.5%
priceline.com, Inc.†	27,262	13,956,236

Electric-Transmission — 3.5%
ITC Holdings Corp.	150,470	10,799,232

Engines-Internal Combustion — 6.4%
Cummins, Inc.	191,739	19,843,069

Enterprise Software/Service — 5.7%
Oracle Corp.	537,172	17,678,330

Hotel/Motels — 2.1%
Hyatt Hotels Corp., Class A†	160,000	6,531,200

Insurance-Property/Casualty — 1.6%
Arch Capital Group, Ltd.†	150,210	4,794,703

Investment Management/Advisor Services — 0.8%
Eaton Vance Corp.	76,313	2,306,942

Medical Instruments — 2.8%
Edwards Lifesciences Corp.†	100,000	8,718,000

Medical-Hospitals — 0.8%
Community Health Systems, Inc.†	99,900	2,565,432

Metal-Diversified — 2.8%
Molycorp, Inc.†	140,000	8,548,400

Multimedia — 1.3%
FactSet Research Systems, Inc.	38,848	3,974,927

Oil Companies-Exploration & Production — 2.0%
Concho Resources, Inc.†	67,000	6,153,950

Oil-Field Services — 6.3%
CARBO Ceramics, Inc.	38,848	6,330,282
Halliburton Co.	258,204	13,168,404

		19,498,686

Retail-Restaurants — 6.0%
Starbucks Corp.	472,232	18,648,442

Retail-Sporting Goods — 3.1%
Dick’s Sporting Goods, Inc.†	250,000	9,612,500

Schools — 1.7%
DeVry, Inc.	91,004	5,381,067

Soap & Cleaning Preparation — 2.6%
Church & Dwight Co., Inc.	196,760	7,976,650

Transport-Services — 2.0%
Expeditors International of Washington, Inc.	120,652	6,176,176

Web Portals/ISP — 5.0%
Baidu, Inc. ADR†	109,894	15,399,446

Total Long-Term Investment Securities (cost $196,023,829)		277,473,017

SHORT-TERM INVESTMENT SECURITIES — 10.3%
Time Deposit — 10.3%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 07/01/11 (cost $31,724,000)	$31,724,000	31,724,000

TOTAL INVESTMENTS (cost $227,747,829)(1)	100.2%	309,197,017
Liabilities in excess of other assets	(0.2)	(719,203)

NET ASSETS	100.0%	$308,477,814

†	Non-income producing security

(1)	See Note 6 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011 (see Note 2):

	Level 1 -	Level 2 -	Level 3 -
	Unadjusted	Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Auction House/Art Dealers	$16,286,835	$—	$—	$16,286,835
Computers	18,645,461	—	—	18,645,461
Engines-Internal Combustion	19,843,069	—	—	19,843,069
Enterprise Software/Service	17,678,330	—	—	17,678,330
Oil-Field Services	19,498,686	—	—	19,498,686
Retail-Restaurants	18,648,442	—	—	18,648,442
Web Portals/ISP	15,399,446	—	—	15,399,446
Other Industries*	151,472,748	—	—	151,472,748
Short-Term Investment Securities:
Time Deposit	—	31,724,000	—	31,724,000

Total	$277,473,017	$31,724,000	$—	$309,197,017

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited)

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on July 18, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”). Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 Shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, respectively, the Fund issued 1,200,000 and 650,000 Shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters’ over-allotment option. SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e. common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited) — (continued)

securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Fund’s investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of June 30, 2011 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund did not enter into any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date, except when collection is not expected. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited) — (continued)

income, capital gains and capital available. The Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, to permit the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amounts would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distributions would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2011 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2007.

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and BAMCO, Inc. (“BAMCO”), a wholly-owned subsidiary of Baron Capital Group, Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and BAMCO, respectively, Marsico and BAMCO select the investments made by the Fund. Marsico manages the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to Marsico. BAMCO manages the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.60% of the Fund’s average daily total assets allocated to BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited) — (continued)

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On September 22, 2008, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 4.	Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the six months ended June 30, 2011, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $2,270.

Note 5.	Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended June 30, 2011, were as follows:

Purchases (excluding U.S. government securities)	$134,055,108
Sales and maturities (excluding U.S. government securities)	101,569,315
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

Note 6.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as Post-October losses.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited) — (continued)

For the year ended December 31, 2010
Distributable Earnings
	Long-Term Gains/	Unrealized	Tax Distributions
Ordinary	Capital and Other	Appreciation	Ordinary	Long-Term	Return of
Income	Losses	(Depreciation)	Income*	Capital Gains	Capital

$—	$(46,486,328)	$96,108,750	$3,765,719	$—	$—

*	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

Capital Loss Carryforwards. At December 31, 2010, capital loss carryforwards available to offset future recognized gains are $46,486,328 expiring in 2017.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$227,747,829

Appreciation	82,128,097
Depreciation	(678,909)

Net unrealized appreciation (depreciation)	$81,449,188

Note 7.	Transactions with Affiliates

For the six months ended June 30, 2011, the Fund incurred no brokerage commissions with an affiliated broker.

Note 8.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

On September 13, 2010, the Fund announced its intention to conduct an in-kind tender offer to acquire up to 30% of the Fund’s outstanding shares at a price equal to 98.5% of the Fund’s net asset value (NAV) per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

In accordance with the terms of the in-kind tender offer, the Fund accepted 6,106,571 properly tendered shares, representing 30% of the Fund’s outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the Fund’s outstanding shares of common stock, the Fund purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Fund recorded net realized gains of $26,382,332 for financial statement purposes.

As of June 30, 2011 there were 14,248,665 shares issued and outstanding.

Note 9.	Subsequent Event

On July 27, 2011 the Fund announced that the Board had formally approved a proposal to reorganize the Fund into a new open-end fund (the “Acquiring Fund”), subject to approval by shareholders (the “Reorganization”). It is anticipated that the Acquiring Fund will be managed by SunAmerica and subadvised by Marsico and BAMCO. Pursuant to the proposed Reorganization, all of the Fund’s assets and liabilities will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Fund’s shareholders approve the proposal, they will receive shares of the Acquiring Fund with a

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2011 — (unaudited) — (continued)

value equal to the net asset value (“NAV”) of their shares of the Fund’s common stock on the closing date of the Reorganization, after which the Fund will cease operations.

On or about December 19, 2011, the Fund expects to convene a special meeting of the Fund’s shareholders. Shareholders of record of the Fund on October 11, 2011 will be entitled to notice of and to vote at the special meeting, and will receive proxy materials describing the Reorganization in greater detail. If approved by shareholders, the Reorganization is expected to close in January 2012.

As a result of the Board of Director’s approval of the Reorganization of the Fund into an open-end fund, the Board further determined to terminate the previously announced conditional tender offers. These conditional tender offers were scheduled to be made in 2011 and 2012, subject to the condition that the Fund’s shares trade at a volume-weighted average discount to NAV of more than 10% over a 12-week measurement period commencing in the third quarter of 2011 and 2012, respectively.

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — June 30, 2011 — (unaudited)

The Board of the Fund, including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, SunAmerica, BAMCO or Marsico (the “Disinterested Directors”), approved the continuation of the Advisory Agreement between the Fund and SunAmerica for a one-year period ending June 30, 2012 at an in-person meeting held on June 14, 2011 (the “Meeting”). At the Meeting, the Board also approved the continuation of the Subadvisory Agreements between the Fund, SunAmerica and Baron and between the Fund, SunAmerica and Marsico for a one-year period ending June 30, 2012.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and Baron and Marsico, where applicable, provided materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Fund by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica’s and the Subadvisers’ risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica, and its affiliates and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement the Fund’s investment policies, or for providing oversight with respect to the daily management of the portion of the Fund’s portfolio managed by the Subadvisers. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (exclusive of, and in addition to, any such service provided by any other party retained by the Fund) and has authorized its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. The Board further observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between SunAmerica and the Fund (the “Administrative Services Agreement”).

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica and in addition to current and projected staffing levels and compensation practices concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica’s reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2011, SunAmerica managed, advised and/or administered approximately $45.3 billion in assets. The Board also considered SunAmerica’s code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — June 30, 2011 — (unaudited) — (continued)

objectives, policies and restrictions of the Fund. Additionally, the Board considered SunAmerica’s compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by the Subadvisers. The Board observed that each Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of the Fund’s assets it is allocated to manage. The Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Fund in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) each Subadviser had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund. The Board also considered each Subadviser’s code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund peer universe (“Peer Universe”) as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Universe. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

It was noted that performance information was for the periods ended March 31, 2011. The Board also noted that it regularly reviews the performance of the Fund throughout the year.

The Board considered that the Fund’s performance was above the median of its Peer Universe for the one-, three- and five- year periods. The Board also considered that the Fund outperformed all other funds in its Peer Universe over all time periods. The Board concluded that the Fund’s performance was satisfactory.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadvisers and their Affiliates from the Relationship with the Fund. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund’s Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board compared the Fund’s net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — June 30, 2011 — (unaudited) — (continued)

SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Fund’s Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fees which it retained.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Fund for which they serve as adviser or subadviser, as applicable; however, the Board observed that certain of the similarly managed funds or accounts identified by Marsico were managed by Marsico in its capacity as investment adviser and not as a subadviser. The Board then noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to any fees the Subadvisers receive for other comparable mutual funds and accounts for which they serve as adviser or subadviser.

The Board considered that the Fund’s actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were slightly above the median of its Peer Group and below the median of its Peer Universe. The Board took into account management’s discussions regarding the Fund’s expenses.

The Board considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund on a Fund by Fund basis.

The Board also considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica under the Administrative Services Agreement. The Board further considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits or whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — June 30, 2011 — (unaudited) — (continued)

adds labor and capital to expand the scale of operations. The Board also noted that since the Fund was a closed-end fund, any asset growth would generally be by virtue of an increase in net asset value and not new subscriptions. The Board concluded that the Fund’s management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica’s and the Subadvisers’ brokerage and soft dollar practices. The Board considered that the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending June 30, 2012. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Alpha Growth Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — June 30, 2011 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A. (“Computershare”), the Plan Agent and the Fund’s transfer agent and registrar, in writing at P.O. Box 43078 Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor so that such notice is received by Computershare before the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated per share fees (which include any brokerage commissions Computershare is required to pay), Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated per share fees on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including per share fees) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. For shares purchased in the open market Participants will be charged a per share fee of $0.03. If a Participant elects by written, telephone or Internet notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus a $0.15 per share fee from the proceeds. All per share fees include any brokerage commissions Computershare is required to pay.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SunAmerica Focused Alpha Growth Fund, Inc.
RESULTS OF ANNUAL SHAREHOLDER MEETING — June 30, 2011 — (unaudited)

The Annual Meeting of the Shareholders of the Fund was held on May 19, 2011. At this meeting, Richard W. Grant, Stephen J. Gutman and Peter A. Harbeck were elected by shareholders to serve as the Class III Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2014 and until their respective successors are duly elected and qualify.

The voting results of the meeting to elect Messrs. Grant, Gutman and Harbeck to the Board were as follows:

	FOR	WITHHELD

Richard W. Grant	9,630,859	3,472,722
Stephen J. Gutman	9,630,455	3,473,126
Peter A. Harbeck	9,630,411	3,473,170

The terms of office of Dr. Judith L. Craven and William J. Shea (Class II, term expiring 2013), and William F. Devin (Class I, term expiring 2012) continued after the meeting.

SunAmerica Focused Alpha Growth Fund, Inc.
ADDITIONAL INFORMATION — (unaudited)

During the period, there were no material changes to the Fund’s investment objective or policies or to the Fund’s articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s assets.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors
Richard W. Grant
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
William J. Shea

Officers
John T. Genoy, President and
  Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Katherine Stoner, Chief Compliance
  Officer
Gregory N. Bressler, Chief Legal Officer and
  Secretary
Gregory R. Kingston, Vice President and
  Assistant Treasurer
Nori L. Gabert, Vice President
  and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
John E. McLean, Assistant Secretary
John E. Smith Jr., Assistant Treasurer

Investment Adviser
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian
State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

The accompanying report has not been audited by independent accountants and accordingly no opinion has been expressed thereon.

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SunAmerica open-end funds distributed by:
SunAmerica Capital Services Inc.
Harborside Financial Center
3200 Plaza 5, Jersey City, NJ 07311

800-858-8850, ext. 6003
www.sunamericafunds.com

FGSAN-6/11

SunAmerica
Mutual Funds

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on March 30, 2011 and July 6, 2011 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Growth Fund, Inc.
By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 7, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: September 7, 2011